Exhibit 99.1

NASDAQ : HGRD

Safe Harbor Statement This presentation, both written and verbal, contains certain "forward-looking statements" within the meaning of the US Private Securities Litigation Reform Act of 1995. In particular, statements regarding planned growth in Health Grades' business, anticipated web traffic, and addition to current data are forward-looking statements. These statements, as well as the phrases "anticipate", "well-placed", "believe", "estimate", "expect", "consider" and similar expressions, are generally intended to identify forward-looking statements. Such forward-looking statements involve known and unknown risks, uncertainties and other risk factors that could cause the actual results, performance or achievements of Health Grades, or industry results, to differ materially from any future results, performance or achievements expressed or implied by such forward-looking statements. Please refer to the documents that Health Grades has filed with the U.S. Securities and Exchange Commission under the U.S. Securities Exchange Act of 1934, as amended, including Health Grades' most recent annual report on 10-K, for a discussion of these and other risk factors. All forward-looking statements in this presentation are based on information available to Health Grades as of the date hereof. All written or oral forward-looking statements attributable to Health Grades or any person acting on behalf of Health Grades are expressly qualified in their entirety by the foregoing. Health Grades does not undertake any obligation to update or revise any forward-looking statement contained herein to reflect any change in Health Grades' expectation with regard thereto or any change in events, conditions or circumstances on which any such statement is based.

Company Vision Unlike other major industries, healthcare suffers from the absence of reliable information about quality, cost, and provider availability - even as healthcare spending represents greater than 15% of GDP and continues to grow 3x more than core GDP growth. PROBLEM: HealthGrades as the industry standard for provider ratings and integrated decision-support resources for consumer-directed healthcare. SOLUTION:

Agenda Company Overview Consumer-Directed Healthcare Industry Landscape Case Studies

Company Profile 52 Wk High / Low: $6.96 / $3.20 Diluted Market Cap: $235 million (based on $6.75 stock price) Revenue / Pre-tax EPS (ttm): $20.8 million / $0.12 (+43%/+121% year over year growth) PE (ttm): 56.3x Gross / Operating Margins (ttm): 85% / 19% ROE (ttm): 63% Management and Board collectively own (fully diluted): 9.3 million shares / 28% Average daily volume: 196,000 shares (1/06 - 2/16/06) Diluted shares outstanding: 34,833,521 shares

Investment Case

- Healthcare Services sector > 13% of GDP, growing 2.5x GDP
- Rising healthcare costs have necessitated structural change to Consumer-directed from Employer-directed healthcare creating an open-market where providers compete on the basis of quality and cost.
- Forrester forecasts CDHP market to grow from $6.4 billion in 2004 to $289.5 billion in 2009; quality and price data become key variables in allocation of marginal healthcare dollar
- HealthGrades is leader in quality benchmarks, provider ratings and decision-support tools enabling critical link in CDHP value chain
- HealthGrades recurring-revenue business model has significant operating leverage, stable operating cash flows and high returns on invested capital
- Strategic partnerships provide important synergies and extend market leadership

6 NASDAQ : HGRD

HEALTHGRADES

© Copyright 1998-2006 Health Grades, Inc. All Rights Reserved. May not be reprinted or reproduced without permission from Health Grades, Inc.

Market Trends Employer: CDHP, cost-shifting to employee Consumer: Response to CDHP, growth of healthcare spending is nearly 3x greater than growth of income over the past four years (36% vs. 12%) respectively) Health Plans: Reimbursement tiering Legislative: HSA, HRA Technology: Internet, Intranet, LBS Pricing: Absolute employer sensitivity to price variations, consumer sensitivity to price at POS Cost: Poor quality care costs employers $1,900 per employee per year Favorable demographic (see next page)

Market Drivers FAVORABLE DEMOGRAPHICS AGING BABY BOOMERS EMPOWERED GENERATION X INTERNET-SAVVY

CDHP Value Chain Quality Benchmark is Critical Link

Our Business: Help hospitals to improve and market quality Help employers/payers guide employees to the highest quality care Provide ratings and other quality information on health care providers directly to consumers The leading healthcare ratings company

Future Product Roadmap The direction of CDHP 2006-2010 Benchmark products and analytics Provider pricing Integrated products Paid search, advertising Ecommerce LBS

Addressable Market PURCHASER CONSUMER, EMPLOYER and HEALTH PLANS (Third-party, independent ratings information and decision-support resources) PROVIDER HOSPITAL (Marketing and quality improvement) PHYSICIAN (Patient to provider gateway) PARTNER CONTENT (Customized, behavior modification healthcare content) ADVERTISING (Pharma and device sponsorships) E-COMMERCE (Third-party products directed to HealthGrades' millions of users)

Addressable Market HOSPITAL (Marketing and quality improvement) Market Potential Marketing - 5,000 hospitals x 10% x 9 service lines x 3 (multiple based upon multiple procedures/diagnoses) x $45,000 (assumed single-line annual fee) = $607,000,000 Quality Improvement - 5,000 hospital x 60% x 5 service lines x $100,000 = $1,500,000,000 We believe the patient to provider gateway marketing, consumers, employers, health plans, pharma and device companies are much larger potential markets Bottom Line - Multi billion dollar market opportunity

Company History Dec. 1995 Predecessor Company Specialty Care Network Founded in Golden, CO Feb. 1997 CSFB-led IPO 1998 Provider Ratings launched 2000 Essex Woodlands Healthcare Ventures and Management investment, Co. name changed to HealthGrades 2003 JD Powers Strategic JV partnership 2005 Hewitt Strategic JV partnership SEO provider ratings for search engines, ecommerce, LBS betas Provider Pricing Data (Episode of Care, CPT, procedure pricing, etc.) 2006

Strategic Partners Strategic Partners Strategic Partners Premier benefits consulting firm utilized as distribution partner for our next generation Quality Ratings Suite Provides leverage in reaching Fortune 1000 companies Quality Excellence Program(tm) combines 3M's coding expertise and process improvement services with our clinical quality improvement services Provides additional distribution of our Quality Assessment and Improvement services Distinguished Hospital Award Program developed in conjunction with J.D. Power and Associates Hospital Clinical Excellence recognized with our award and Patient Satisfaction recognized with J.D. Power and Associates' award Supporting the Bridges to Excellence Program, HealthGrades is responsible for building and maintaining the Physician Office Link Website, including gathering and scoring of patient satisfaction data through BTE surveys through BTE surveys through BTE surveys through BTE surveys through BTE surveys

Google and Other Search Engines 90% of all provider searches are on physicians Top placement in Google and other search engines base on number of users, depth and breadth of content and SEO (Search engine optimization) techniques Currently involved in a number of beta projects with Google

HealthGrades Web Site Total Visits

Ratings and Quality Data Landscape 1 - Objective quality ratings 2 - Consumer preference rankings 3 - Robust quality indicative information 4 - Profile (name, address, phone number) information only

Current Product Offering and Description

Product Case Studies Consumer Physician Employer/Healthcare Plan Hospital

Product Case Study - Consumer Google Local (Beta Project Example) LBS, paid search, ecommerce Consumer

Standard Profile Standard report access is charged to the consumer at $7.95 Specialty and Location are only information available for free Physician Data Today - Quality Reports Primary source-verified over 450,000 of the 600,000 practicing physicians: Name, address, phone number Education and training Board certification Federal and state sanctions HealthGrades Proprietary Information: Hospital affiliation (with specialty level quality ratings) Health plan network Procedural volume

Patient to Provider Gateway - Tomorrow Healthcare Consumers Providing consumers with the information needed to make critical healthcare decisions. 80% of consumers use the Internet as their primary source of healthcare information* 3 million monthly visitors with serious conditions and/or surgical needs Provider research is fastest growing healthcare search category* Superior to other marketing mediums (i.e., yellow pages, radio, etc) Customize marketing to feature expertise and capture higher margin medical procedures and services Providers measure success through patient behavioral performance measurement provided by HealthGrades-We anticipate ROI exceeds 1500% Source: * Pew Internet and American Life Project 2005 Healthcare Providers Increasing efficiency and profitability of providers through marketing and patient education.

Patient to Provider Gateway Screenshot Screenshot Screenshot

Patient to Provider Gateway - More Than 100 Enhanced Data Elements

Patient to Provider Gateway Case Study Baltimore Orthopedic Surgeons Pre Affiliation Pre-affliliation Reports Viewed in One Year 38 Reports Viewed 1197 Appointment Requests 855

Product Case Study Employer/Health Plan Employer/Healthcare Plan

Product Case Study - Hospital Ingham Regional Medical Center - Sample Advertisement

Product Case Study - Hospital Ingham Regional Medical Center: An Orthopedic Case Study HealthGrades Awards and Messages Distinguished Hospital Award - Clinical Excellence (Top 5% in the Nation) Top 10% of all Hospitals nationwide for overall orthopedics Five - Star Ratings for total knee replacement, back and neck surgery, and total hip replacement Return on Investment 4/01 - 3/02 - 35% Increase in orthopedic market share 4/02 - 2/03 - 37% Increase in orthopedic market share 4/03 - 3/04 - 39% Increase in orthopedic market share

Appendix A FINANCIAL INFORMATION

Y-T-D Comparative Income Statements December 31, 2005

Comparative Balance Sheets Comparative Balance Sheets Comparative Balance Sheets

Appendix B HEALTHGRADES BACKGROUND INFORMATION AND SELECT CLIENTS

Quality Measurement Pyramid

HealthGrades Hospital Ratings We provide risk-adjusted ratings based upon clinical outcomes on over 5,000 hospitals. Institutional Awards Clinical Excellence - Recognizes exceptional quality outcomes over a broad range of specialties/procedures. Patient Safety - Recognizes exceptional experience regarding the number and type of patient safety incidents within a hospital. Specialty Excellence Awards Cardiac, Orthopedics, Pulmonary, Vascular, Stroke, Obstetrics Women's Health, Gastrointestinal, Critical Care, and General Surgery. Ratings for 28 procedures/diagnoses available on our website.

Quality Guide Information - Hospitals

- Ratings for 28 procedures/diagnoses using the HealthGrades' methodology.
- Over 70 ratings utilizing 3M's APR-DRG methodology
- Ratings for 13 patient safety indicators
- Summary patient safety rating
- Summary ratings for 7 service areas
- Leapfrog safe practices ratings
- Length of stay
- Average charge

36 NASDAQ : HGRD

HEALTHGRADES
© Copyright 1998-2006 Health Grades, Inc. All Rights Reserved. May not be reprinted or reproduced without permission from Health Grades, Inc.

Physicians 890 million office visits each year 72% of all Americans have at least one physician visit each year The average number of physician visits per year for people who have at least one visit is 6.1 90% of all searches are on physicians

More than 10 million beneficiaries in more than 110 Fortune 1000 companies utilize HealthGrades' hospital quality tools, including more than 50 of the Fortune 500 Just some of our clients... Select Employers Using HealthGrades Ratings

Select Hospital, Payer, Insurance and Other Clients

Appendix C Management and Board of Directors

Company Management - Operations

Kerry Hicks - Chairman and CEO

Has served as Chairman and CEO of Health Grades, Inc. since 1999. For HealthGrades, Hicks is responsible for setting the strategic direction and overseeing all areas of the company. Hicks' leadership has turned HealthGrades into the leading destination for consumers seeking information on doctors, hospitals and nursing homes. More than two million people each month visit HealthGrades.com, more than 110 major corporations such as Best Buy and Honeywell provide HealthGrades' information to their employees, and more than 225 hospitals are advised by HealthGrades on maintaining or raising their quality of care. All together, HealthGrades' information on health care quality reaches tens of millions of people each year.

Hicks built HealthGrades – now one of the largest public companies in Colorado – out of a predecessor company, Specialty Care Network, at which he served as President and CEO from 1995 to 1999. From 1985 to 1995 he served as Senior Vice President of LBA Healthcare Management (LBA).

41 NASDAQ : HGRD

HEALTHGRADES

© Copyright 1998-2006 Health Grades, Inc. All Rights Reserved. May not be reprinted or reproduced without permission from Health Grades, Inc.

Company Management - Operations J.D. Kleinke - Vice Chairman Has served as one of our directors since April 2002 and as Vice Chairman since January 2005. Mr. Kleinke has served as President and Chief Executive Officer for HSN, a privately held health information technology development company, since April 1998. From May 1992 to February 1998, Mr. Kleinke served in various capacities for HCIA, Inc., a healthcare information company that provides information products and services to healthcare systems, managed care organizations and pharmaceutical companies. Allen Dodge - Senior VP - Finance/CFO Has served as Senior VP - Finance/CFO since May 2001. Began employment with the company in September 1997. From 1994 to 1997, held various positions with Ernst & Young LLP. Is a Certified Public Accountant.

Company Management Business Development Dave Hicks - Executive VP Has served as our Executive VP - Information Technology since November 1999. From 1996 to 1999, held various positions within the company. Sarah Loughran - Executive VP Has served us in several capacities since 1998, including Executive Vice President - Provider Services since July 2004, and as our Senior Vice President - Provider Services from December 2001 to June 2004. From 1996 to 1997, Assistant VP for Product Development for HCIA. Senior Consultant at LBA Healthcare Management. Nancy Brock - Senior VP - Employer and Health Plans Services Joined us in October 2005. From 2002 to 2005, served as Senior VP, Sales for Lumenos. From 1990 to 2002, served in various senior management positions in the behavioral health field.

Board Members Peter H. Cheesbrough Has served as one of our directors since December 1996. Since December 3, 2002, Mr. Cheesbrough has served as Chief Financial Officer of Navigant Biotechnologies, a wholly-owned subsidiary of Gambro, Inc. Navigant Biotechnologies is engaged in the development of a process for the elimination of pathogens from blood used for transfusions. John Quattrone Has served as one of our directors since November 2000. Mr. Quattrone served as General Director of Human Resources for General Motors North America Automotive Operations from 1995 to June 2001, Vice President - Human Resources from June 2001 - December 2005, and Vice President - Global Human Resources since January 2006. J.D. Kleinke Has served as one of our directors since April 2002 and as Vice Chairman since January 2005. Mr. Kleinke has served as President and Chief Executive Officer for HSN, a privately held health information technology development company, since April 1998. From May 1992 to February 1998, Mr. Kleinke served in various capacities for HCIA, Inc., a healthcare information company that provides information products and services to healthcare systems, managed care organizations and pharmaceutical companies.

Board Members Leslie S. Matthews, M.D. Has served as one of our directors since December 1996. Since October 1994, Dr. Matthews has been an orthopaedic surgeon at Greater Chesapeake Orthopaedic Associates, LLC, and since 1992, he has been the Chief of Orthopaedic Surgery and Residency Training Program Director at Union Memorial Hospital. Mark L. Pacala Has over 20 years of operational and general management experience in services, technology and healthcare companies. He began his career as a banker in 1977 at Manufacturers Hanover Trust Co. and transitioned to strategic planning in healthcare at Booz, Allen and Hamilton. He served as Director of Corporate Planning and Vice President of Operations at Marriott Corporation from 1984 to 1989. From 1989 to 1994, Mr. Pacala was a Senior Vice President and General Manager at Walt Disney Company. He then served as the CEO of Forum Group, a public $200 million revenue senior housing and healthcare company, which later was sold to Marriott. In 1997, Mr. Pacala was recruited by Essex Woodlands to serve as the CEO of American WholeHealth, an integrative health network company which combines conventional medicine, alternative medicine, nutrition and wellness. He joined Essex Woodlands in 2002 as a Managing Director.

NASDAQ : HGRD